                                                        July 20, 2010

DREYFUS DYNAMIC ALTERNATIVES FUND, INC.

SUPPLEMENT TO PROSPECTUS DATED MARCH 8, 2010

The following information supersedes and replaces any contrary information contained in the sections of the fund's Prospectus entitled “Fund Summary - Portfolio Management” and “Fund Details - Management”:

Investment decisions for the fund are made by the Global Asset Allocation Team of Mellon Capital Management Corporation (Mellon Capital), consisting of Helen Potter, Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as portfolio manager of the fund.  The team has managed the fund since July 2010.  Ms. Potter is a Managing Director of Mellon Capital, where she has managed investment portfolios since 1996.  Prior to 2008, Mr. Miletich was a partner and senior consultant at New England Pension Consultants and previously worked with Tower Perrin as an actuarial analyst.  Messrs. Dagioglu, Stavena and Miletich are Managing Directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively.  Mr. Zaches is a Director of Mellon Capital, where he has been employed since 1998.  There are no limitations on the role of a team member with respect to investment decisions for the fund.

                                                                                                                                                                   July 20, 2010

DREYFUS DYNAMIC ALTERNATIVES FUND, INC.

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 8, 2010

The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “Management Arrangements –Portfolio Management.”

 The portfolio managers for the Fund are Helen Potter, Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Militich.

The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “Management Arrangements – Additional Information About the Portfolio Managers.”

The following table lists the number and types of other accounts advised by the primary portfolio managers, and assets under management in those accounts as of June 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts*	Assets Managed	Other Accounts**	Assets Managed
Helen Potter	10	$9.8 Billion	24	$6.2 Billion	133	$7.8 Billion
Vassilis Dagioglu	10	$9.8 Billion	24	$6.2 Billion	133	$7.8 Billion
James Stavena	10	$9.8 Billion	24	$6.2 Billion	133	$7.8 Billion
Torrey Zaches	10	$9.8 Billion	24	$6.2 Billion	133	$7.8 Billion
Joseph Militich	10	$9.8 Billion	24	$6.2 Billion	133	$7.8 Billion

 *   The advisory fee for nine of these accounts, which have total assets of approximately $1 billion, is based on the performance of the respective account.

**  The advisory fee for fifteen of these accounts, which have total assets of approximately $3.8 billion, is based on the performance of the respective   account.

         The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of June 30, 2010:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Helen Potter	None
Vassilis Dagioglu	None
James Stavena	None
Torrey Zaches	None
Joseph Militich	$50,001-$100,000